INVESCO INTERNATIONAL GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 27,628
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                     $     36
           Class C                                                     $    671
           Class R                                                     $    945
           Class Y                                                     $ 49,645
           Class R5                                                    $ 22,280
           Class R6                                                    $ 13,429
73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.3717
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                     $ 0.1228
           Class C                                                     $ 0.1228
           Class R                                                     $ 0.2889
           Class Y                                                     $ 0.4562
           Class R5                                                    $ 0.4856
           Class R6                                                    $ 0.5153
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       68,421
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          199
           Class C                                                        4,930
           Class R                                                        3,024
           Class Y                                                      113,437
           Class R5                                                      41,520
           Class R6                                                      23,603
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  33.48
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                     $  30.76
           Class C                                                     $  30.80
           Class R                                                     $  33.08
           Class Y                                                     $  33.56
           Class R5                                                    $  34.00
           Class R6                                                    $  34.00

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 3,142
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    --
           Class C                                                      $    --
           Class Y                                                      $   149
           Class R5                                                     $   141
           Class R6                                                     $    --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1239
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0003
           Class C                                                      $0.0003
           Class Y                                                      $0.1699
           Class R5                                                     $0.1938
           Class R6                                                     $    --
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       24,110
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          169
           Class C                                                        1,470
           Class Y                                                        1,090
           Class R5                                                         669
           Class R6                                                           1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 19.34
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 15.95
           Class C                                                      $ 15.97
           Class Y                                                      $ 19.37
           Class R5                                                     $ 19.22
           Class R6                                                     $ 19.23

INVESCO GLOBAL GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 1,037
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                      $    74
           Class R5                                                     $    --
           Class R6                                                     $ 2,361
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0944
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                      $0.1656
           Class R5                                                     $0.2079
           Class R6                                                     $0.2079
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       10,604
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           57
           Class C                                                          862
           Class Y                                                          569
           Class R5                                                          --
           Class R6                                                      10,770
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 30.27
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 27.80
           Class C                                                      $ 27.81
           Class Y                                                      $ 30.34
           Class R5                                                     $ 30.12
           Class R6                                                     $ 30.11

INVESCO ASIA PACIFIC GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 4,223
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     8
           Class C                                                      $   155
           Class Y                                                      $ 3,847
           Class R6                                                     $    --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2928
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0634
           Class C                                                      $0.0634
           Class Y                                                      $0.3706
           Class R6                                                     $    --
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       13,526
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           92
           Class C                                                        2,285
           Class Y                                                       10,163
           Class R6                                                          --
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 33.17
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 30.91
           Class C                                                      $ 30.71
           Class Y                                                      $ 33.24
           Class R6                                                     $ 33.24

INVESCO EUROPEAN GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 7,018
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    16
           Class C                                                      $   634
           Class R                                                      $   163
           Class Y                                                      $12,720
           Investor Class                                               $ 2,327
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.5281
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.2370
           Class C                                                      $0.2370
           Class R                                                      $0.4311
           Class Y                                                      $0.6267
           Investor Class                                               $0.5400
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       11,927
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           46
           Class C                                                        2,370
           Class R                                                          339
           Class Y                                                       19,227
           Investor Class                                                 4,168
           Class R6                                                          --
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 37.55
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 34.94
           Class C                                                      $ 34.98
           Class R                                                      $ 37.41
           Class Y                                                      $ 37.60
           Investor Class                                               $ 37.45
           Class R6                                                     $ 37.60

INVESCO INTERNATIONAL CORE EQUITY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   574
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     4
           Class C                                                      $    74
           Class R                                                      $    29
           Class Y                                                      $    71
           Investor Class                                               $   164
           Class R5                                                     $    58
           Class R6                                                     $   528
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1721
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0887
           Class C                                                      $0.0887
           Class R                                                      $0.1448
           Class Y                                                      $0.1999
           Investor Class                                               $0.1721
           Class R5                                                     $0.2146
           Class R6                                                     $0.2157
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,281
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           31
           Class C                                                          823
           Class R                                                          182
           Class Y                                                          469
           Investor Class                                                   924
           Class R5                                                         277
           Class R6                                                       1,321
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 11.21
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 11.27
           Class C                                                      $ 10.96
           Class R                                                      $ 11.24
           Class Y                                                      $ 11.39
           Investor Class                                               $ 11.39
           Class R5                                                     $ 11.13
           Class R6                                                     $ 11.13

INVESCO GLOBAL OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   149
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                      $    16
           Class R                                                      $     3
           Class Y                                                      $     7
           Class R5                                                     $    --
           Class R6                                                     $    --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1721
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.0743
           Class R                                                      $0.1397
           Class Y                                                      $0.2062
           Class R5                                                     $0.2062
           Class R6                                                     $0.2062
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                          901
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                          218
           Class R                                                           24
           Class Y                                                           60
           Class R5                                                           1
           Class R6                                                           1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 14.79
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                      $ 14.53
           Class R                                                      $ 14.71
           Class Y                                                      $ 14.82
           Class R5                                                     $ 14.83
           Class R6                                                     $ 14.83

INVESCO SELECT OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $   --
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                       $   --
           Class R                                                       $   --
           Class Y                                                       $   --
           Class R5                                                      $   --
           Class R6                                                      $   --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $   --
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                       $   --
           Class R                                                       $   --
           Class Y                                                       $   --
           Class R5                                                      $   --
           Class R6                                                      $   --
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        1,324
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                        1,492
           Class R                                                           23
           Class Y                                                          837
           Class R5                                                           1
           Class R6                                                           1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $15.05
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                       $14.56
           Class R                                                       $14.89
           Class Y                                                       $15.22
           Class R5                                                      $15.22
           Class R6                                                      $15.21

INVESCO INTERNATIONAL COMPANIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         14

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                           207
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                            56
          Class R                                                             4
          Class Y                                                           354
          Class R5                                                            1
          Class R6                                                        7,707
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $11.62
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                        $11.53
          Class R                                                        $11.58
          Class Y                                                        $11.64
          Class R5                                                       $11.63
          Class R6                                                       $11.63

INVESCO GLOBAL RESPONSIBILITY EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-6463
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $    --
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                      $    --
           Class R                                                      $    --
           Class Y                                                      $    --
           Class R5                                                     $    --
           Class R6                                                     $    12
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0599
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.0190
           Class R                                                      $0.0463
           Class Y                                                      $0.0720
           Class R5                                                     $0.0720
           Class R6                                                     $0.0720
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                           15
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                            4
           Class R                                                            1
           Class Y                                                            5
           Class R5                                                           1
           Class R6                                                         239
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 11.71
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                      $ 11.68
           Class R                                                      $ 11.70
           Class Y                                                      $ 11.72
           Class R5                                                     $ 11.72
           Class R6                                                     $ 11.72